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                                                                   Exhibit 10.23


                        THIRD LOAN MODIFICATION AGREEMENT


         This Third Loan Modification Agreement is entered into as of March 30, 1999, effective as of February 7, 1999, by and between BLUESTONE SOFTWARE, INC., a Delaware corporation with its principal place of business at 1000 Briggs Road, Mount Laurel, New Jersey 08054-4101 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 8, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 8, 1997 between Borrower and Bank, as amended by a First Loan Modification Agreement dated as of August 16, 1998, and as amended by a Second Loan Modification Agreement dated as of January 21, 1999 (as amended, the "Loan Agreement"). The Loan Agreement established in favor of the Borrower: (i) a revolving line of credit in the maximum principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) (the "Committed Revolving Line"), and (ii) an equipment line of credit in the maximum principal amount of Two Million Dollars ($2,000,000.00) (the "Committed Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A.       MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The Committed Revolving Line shall no longer be capped at $473,365.53. The "Committed Revolving Line" shall continue to mean a credit extension of up to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00).

                  2. The Loan Agreement shall be amended by inserting immediately following the definition of "Negotiable Collateral" appearing in Section 1.1 thereof the following definitions:

                                    ""Net Revenue" means, as of any applicable date, the Borrower's gross revenues (as defined in accordance with GAAP) less returns, allowances and discounts.

                                    "Net Revenue Requirement" means the
                                    achievement by the Borrower, as of the last day of each fiscal quarter, of a minimum Net Revenue of: (i) Three Million Two Hundred One Thousand Nine Hundred Fifty-Four Dollars ($3,201,954.00) for the quarter ending March 31, 1999; (ii) Four Million Thirty Thousand Seven Hundred Ten Dollars ($4,030,710.00) for the quarter ending June 30, 1999; (iii) Four Million Six Hundred Twenty-Five Thousand Four Hundred Forty-Two Dollars ($4,625,442.00) for the quarter ending September 30, 1999; and (iv) Five Million Seven Hundred



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                                    Thirty-Three Thousand Four Hundred
                                    Seventy-Nine Dollars ($5,733,479.00) for the quarter ending December 31, 1999, and for each quarter thereafter. Borrower's Net Revenue calculation for each fiscal quarter shall be included in the Compliance Certificate as described in Section 6.3 hereof."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                           ""Revolving Maturity Date" shall mean February 7, 1999."

                           and inserting in lieu thereof the following:

                           ""Revolving Maturity Date" shall mean April 1, 2000."

                  4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Subordinated Loan" means a loan between the Borrower and investors acceptable to the Bank, which loan shall be expressly subordinate to the Bank with respect to amount and security interest and shall be on terms and conditions acceptable to the Bank in its sole and absolute discretion."

                           and inserting in lieu thereof the following:

                                    ""Subordinated Loan" means a loan between the Borrower and certain Investors (as defined below) dated January 21, 1999, evidenced by, among other documents, (i) a certain Convertible Subordinated Secured Note and Warrant Purchase Agreement dated as of January 21, 1999, (ii) a certain Security Agreement dated January 21, 1999, and (iii) a certain Form of Convertible Subordinated Secured Note. For purposes hereof "Investors" shall mean all of the following:
                                    (i) General Electric Capital Corporation,
                                    (ii) The P/A Fund, L.P., (iii) Patricof
                                    Private Investment Club, L.P., (iv) APA
                                    Excelsior IV, L.P., and (v) Coutts & Co.
                                    (Cayman) Ltd., cust. for APA for Excelsior
                                    IV/Offshore, L.P."

                  5.       No further Equipment Advances shall be made under
                           Section 2.1.2.A. The outstanding principal balance of all Equipment Advances made pursuant to Section 2.1.2.A, as of March 22, 1999, is Nine Hundred Fifty-Nine Thousand Eighty-Five Dollars ($959,085.00).

                           All Equipment Advances currently amortizing under
                           Section 2.1.2 shall continue to be repaid as provided in Section 2.1.2. The outstanding principal balance of all Equipment Advances made pursuant to Section 2.1.2, as of March 22, 1999, is One Hundred Seventy-Eight Thousand Two Hundred Fourteen and 78/100 Dollars ($178,214.78).

                  6. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) of Section
                           2.3 entitled "Interest Rates, Payments, and
                           Calculations":

                                    "(a) INTEREST RATE. Except as set forth in
                                    Section 2.3(b), any Advances made pursuant to Section 2.1.1 shall bear interest, on the average daily


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                                    balance thereof, at a per annum rate equal
                                    to Three Quarters of One percentage point
                                    (0.75%) above the Prime Rate."

                           and inserting in lieu thereof the following:

                                    "(a) INTEREST RATE. Except as set forth in
                                    Section 2.3(b), any Advances made pursuant to Section 2.1.1 shall bear interest, on the average daily balance thereof, at a per annum rate equal to Three Quarters of One percentage point (0.75%) above the Prime Rate. Notwithstanding the foregoing, if the Borrower fails to achieve the Net Revenue Requirement for ANY fiscal quarter, any Advances shall bear interest (except as set forth in Section 2.3(b)), on an average daily balance thereof, effective as of the first day of the month following the quarter end in which Borrower failed to achieve such Net Revenue Requirement, at a per annum rate equal to the aggregate of the Prime Rate, PLUS One and One-Quarter percent (1.25%). The effective interest rate shall not decrease as a result of the compliance by the Borrower with the Net Revenue Requirement for subsequent periods."

                  7. The Loan Agreement shall be amended by deleting the following text appearing as the second paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Within fifteen (15) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable."

                           and inserting in lieu thereof the following:

                                    "Borrower shall deliver to Bank, on a
                                    semi-monthly basis within seven (7) business days of the fifteenth (15th) and last day of each month, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable. Notwithstanding the foregoing, if at any time during the preceding month the outstanding principal balance under the Committed Revolving Line is no greater than $1,000,000.00, the Borrowing Base Certificate and the aged listings of accounts receivable shall be delivered by Borrower to Bank within fifteen (15) days of the last day of each such month."

                  8. The Loan Agreement shall be amended by deleting the following text appearing as the fourth paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing; provided however, should the first audit of Borrower's Accounts be satisfactory to the Bank, as determined in the sole discretion of the Bank, such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing."


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                           and inserting in lieu thereof the following:

                                    "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing."

                  9. The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.8 and 6.9 thereof:

                                    "6.8 TANGIBLE NET WORTH. Borrower shall
                                    maintain, as of the last day of each
                                    calendar month, a Tangible Net Worth of not less than Three Million Dollars ($3,000,000.00). For purposes hereof, Tangible Net Worth shall be defined as Borrower's equity plus Subordinated Debt less intangible assets.

                                    6.9 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 1.25 to 1.0."

                           and inserting in lieu thereof the following:

                                    "6.8 TANGIBLE NET WORTH. Borrower shall
                                    maintain, as of the last day of each
                                    calendar month, a Tangible Net Worth of not less than: (i) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) for each month through the month ending May 31, 1999, (ii) Three Million Dollars ($3,000,000.00) for the months ending June 30, 1999, July 31, 1999 and August 31, 1999, and (iii) Four Million Five Hundred Thousand
                                    Dollars ($4,500,000.00) for each month
                                    thereafter. The Bank hereby reserves the right, in its sole and absolute discretion, to reset such Tangible Net Worth covenant upon a public offering of stock by the Borrower. For purposes hereof, Tangible Net Worth shall be defined as Borrower's equity plus Subordinated Debt less intangible assets.

                                    6.9 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.0."

                  10. The aggregate amount of the Subordinated Loan which remains undrawn by the Borrower, but unconditionally available to be drawn by the Borrower in immediately available funds, shall be considered "cash" for purposes of the Tangible Net Worth covenant appearing in Section 6.8 and the Adjusted Quick Ratio covenant appearing in Section 6.9.

                  11. The Borrower may repay principal and interest amounts under the Subordinated Loan, PROVIDED that an Event of Default as defined in the Loan Agreement has not occurred and is not continuing and would not exist immediately after such payment.

                  12. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 16, 1998 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.


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                  13.      The Borrowing Base Certificate appearing as EXHIBIT C
                           to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

                  14. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to Eight Thousand Seven Hundred Fifty Dollars ($8,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. ADDITIONALLY, IF BORROWER FAILS TO ACHIEVE THE NET REVENUE REQUIREMENT (AS DEFINED IN THE LOAN AGREEMENT, AS AMENDED) FOR ANY FISCAL QUARTER, THE BORROWER SHALL PAY TO BANK A ONE-TIME FEE EQUAL TO FOUR THOUSAND THREE HUNDRED SEVENTY-FIVE DOLLARS ($4,375.00), WHICH FEE SHALL BE DUE ON THE SAME DUE DATE AS THE COMPLIANCE CERTIFICATE INDICATING BORROWER'S FAILURE TO ACHIEVE SUCH NET REVENUE REQUIREMENT AS PROVIDED IN SECTION 6.3 HEREOF. THE ABOVE REFERENCED FEE SHALL BE NON-REFUNDABLE AND DEEMED FULLY EARNED. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).


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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

BLUESTONE SOFTWARE, INC.                  SILICON VALLEY BANK, doing business as
                                          SILICON VALLEY EAST


By: /s/ P. Kevin Kilroy                   By: /s/ Michael J. Tramack
   ----------------------------------        -----------------------------------

Name: P. Kevin Kilroy                     Name: Michael J. Tramack
     --------------------------------          ---------------------------------

Title: President                          Title: Assistant Vice President
      -------------------------------           --------------------------------

                                          SILICON VALLEY BANK

                                          By: /s/ Michael Jordan
                                             -----------------------------------

                                          Name: Michael Jordan
                                               ---------------------------------

                                          Title: Assistant Vice President
                                                --------------------------------
                                                (signed in Santa Clara County,
                                                California)


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